Exhibit 99.1
MVB Financial Corp. and Subsidiaries-
Condensed Consolidated Balance Sheets
(Unaudited) (Dollars in thousands)

		Adjustments
As of March 31, 2020	As Reported	Disposal		Acquisition		Pro Forma
Cash and cash equivalents	$88,874	$(3,796)	(a)	$—		$85,078
Certificates of deposit with other banks	12,549	—		—		12,549
Investment securities available-for-sale, at fair value	223,101	—		—		223,101
Equity securities	19,026	—		30,026	(h)	49,052
Loans held for sale	186,128	(186,128)	(b)	—		—
Loans:	1,396,578	(101,078)	(c)	30,000	(i)	1,325,500
Less: Allowance for loan losses	(11,161)	434	(c)	—		(10,727)
Net Loans	1,385,417	(100,644)		30,000		1,314,773
Premises and equipment, net	22,329	(815)	(a)	—		21,514
Assets of branches held for sale	39,137	—		—		39,137
Goodwill	19,630	(16,882)	(d)	—		2,748
Other assets	103,489	(12,106)	(a)	349	(j)	91,732
Total assets	$2,099,680	$(320,371)		$60,375		$1,839,684

Noninterest bearing deposits	$387,536	$—		$—		$387,536
Interest bearing deposits	1,210,703	(278,984)	(e)	—		931,719
Deposits of branches held for sale	187,807	—		—		187,807
Borrowed funds	30,815	—		30,000	(i)	60,815
Other liabilities	71,666	(11,012)	(g)	—		60,654
Total stockholders’ equity	211,153	1,122		(1,122)		211,153
Total liabilities and stockholders’ equity	$2,099,680	$(288,874)		$28,878		$1,839,684

		Adjustments
As of December 31, 2019	As Reported	Disposal		Acquisition		Pro Forma
Cash and cash equivalents	$28,002	$(4,973)	(a)	$—		$23,029
Certificates of deposit with other banks	12,549	—		—		12,549
Investment securities available-for-sale, at fair value	235,821	—		—		235,821
Equity securities	18,514	—		37,366	(h)	55,880
Loans held for sale	109,788	(109,788)	(b)	—		—
Loans:	1,374,541	(97,762)	(c)	30,000	(i)	1,306,779
Less: Allowance for loan losses	(11,775)	428	(c)	—		(11,347)
Net Loans	1,362,766	(97,334)		30,000		1,295,432
Premises and equipment, net	21,974	(845)	(a)	—		21,129
Assets of branches held for sale	46,554	—		—		46,554
Goodwill	19,630	(16,882)	(d)	—		2,748
Other assets	88,516	(8,797)	(a)	—		79,719
Total assets	$1,944,114	$(238,619)		$67,366		$1,772,861

Noninterest bearing deposits	$278,547	$—		$—		$278,547
Interest bearing deposits	986,495	(39,952)	(e)	—		946,543
Deposits of branches held for sale	188,270	—		—		188,270
Borrowed funds	222,885	(148,862)	(f)	30,000	(i)	104,023
Other liabilities	55,981	(12,852)	(g)	1,681	(j)	44,810
Total stockholders’ equity	211,936	(5,766)		4,498		210,668
Total liabilities and stockholders’ equity	$1,944,114	$(207,432)		$36,179		$1,772,861

MVB Financial Corp. and Subsidiaries
Condensed Consolidated Statements of Income
(Unaudited) (Dollars in thousands)

		Adjustments
For the three months ended March 31, 2020	As Reported	Disposal		Acquisition		Pro Forma
Interest income	$20,699	$(1,925)	(k)	$103	(l)	$18,877
Interest expense	4,528	(656)	(k)	—		3,872
Net interest income	16,171	(1,269)		103		15,005
Provision for loan losses	1,138	(6)	(k)	—		1,132
Net interest income after provision for loan losses	15,033	(1,263)		103		13,873

Noninterest income:
Mortgage fee income	11,219	(11,109)	(k)	—		110
Other income	(369)	3,761	(k)	(1,574)	(m)	1,818
Total noninterest income	10,850	(7,348)		(1,574)		1,928

Noninterest expenses:
Salary and employee benefits	16,182	(7,884)	(k)	—		8,298
Other expenses	8,474	(2,198)	(k)	—		6,276
Total noninterest expense	24,656	(10,082)		—		14,574

Income before income taxes	1,227	1,471		(1,471)		1,227
Income tax expense	179	349	(k)	(349)	(n)	179
Net income	$1,048	$1,122		$(1,122)		$1,048
Preferred dividends	$114	$—		$—		$114
Net income available to common shareholders	$934	$1,122		$(1,122)		$934

Earnings per share - basic	$0.08	$0.09		$(0.09)		$0.08
Earnings per share - diluted	$0.08	$0.09		$(0.09)		$0.08

		Adjustments
For the year ended December 31, 2019	As Reported	Disposal		Acquisition		Pro Forma
Interest income	$82,361	$(6,474)	(k)	$413	(l)	$76,300
Interest expense	22,961	(3,494)	(k)	—		19,467
Net interest income	59,400	(2,980)		413		56,833
Provision for loan losses	1,789	(167)	(k)	—		1,622
Net interest income after provision for loan losses	57,611	(2,813)		413		55,211

Noninterest income:
Mortgage fee income	41,045	(40,387)	(k)	—		658
Other income	23,559	(501)	(k)	5,766	(m)	28,824
Total noninterest income	64,604	(40,888)		5,766		29,482

Noninterest expenses:
Salary and employee benefits	56,175	(28,432)	(k)	—		27,743
Other expenses	31,026	(7,348)	(k)	—		23,678
Total noninterest expenses	87,201	(35,780)		—		51,421

Income from continuing operations before income taxes	35,014	(7,921)		6,179		33,272
Income tax expense - continuing operations	8,450	(2,155)	(k)	1,681	(n)	7,976
Net income from continuing operations	$26,564	$(5,766)		$4,498		$25,296
Income from discontinued operations before income taxes	575	—		—		575
Income tax expense - discontinued operations	148	—		—		148
Net income from discontinued operations	$427	$—		$—		$427
Net income	$26,991	$(5,766)		$4,498		$25,723
Preferred dividends	$479	$—		$—		$479
Net income available to common shareholders	$26,512	$(5,766)		$4,498		$25,244

Earnings per share from continuing operations - basic	$2.22	$(0.49)		$0.39		$2.12
Earnings per share from discontinued operations - basic	$0.04	$—		$—		$0.04
Earnings per share - basic	$2.26	$(0.49)		$0.39		$2.16

Earnings per share from continuing operations - diluted	$2.16	$(0.47)		$0.38		$2.07
Earnings per share from discontinued operations - diluted	$0.04	$—		$—		$0.04
Earnings per share - diluted	$2.20	$(0.47)		$0.38		$2.11

		Adjustments
For the three months ended March 31, 2019	As Reported	Disposal		Acquisition		Pro Forma
Interest income	19,623	$(1,292)	(k)	$103	(l)	$18,434
Interest expense	5,651	(611)	(k)	—		5,040
Net interest income	13,972	(681)		103		13,394
Provision for loan losses	300	(53)	(k)	—		247
Net interest income after provision for loan losses	13,672	(628)		103		13,147

Noninterest income:
Service charges on deposit accounts	6,670	(6,561)	(k)	—		109
Other income	2,095	(228)	(k)	515	(m)	2,382
Total noninterest income	8,765	(6,789)		515		2,491

Noninterest expenses:
Salary and employee benefits	11,734	(5,159)	(k)	—		6,575
Other expenses	6,714	(1,777)	(k)	—		4,937
Total noninterest expense	18,448	(6,936)		—		11,512

Income before income taxes	3,989	(481)		618		4,126
Income tax expense	797	(146)	(k)	187	(n)	838
Net income	$3,192	$(335)		$431		$3,288
Preferred dividends	$121	$—		$—		$121
Net income available to common shareholders	$3,071	$(335)		$431		$3,167

Earnings per share - basic	$0.26	$(0.03)		$0.04		$0.27
Earnings per share - diluted	$0.26	$(0.03)		$0.03		$0.26

MVB Financial Corp. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

Note 1 – Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements of MVB Financial Corp. (“MVB”), which include MVB Bank, Inc., and the wholly-owned subsidiaries of the Bank, Potomac Mortgage Group, Inc., a Virginia corporation (dba MVB Mortgage) (“PMG”), MVB Insurance, LLC, MVB Community Development Corporation, ProCo Global, Inc. (dba Chartwell Compliance), and Paladin Fraud, LLC, were derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheets as of March 31, 2020 and December 31, 2019 and the unaudited pro forma income statements for the three-month period ended March 31, 2020, the twelve-month period ended December 31, 2019, and the three-month period ended March 31, 2019 were adjusted to reflect the completion of the combination with Intercoastal Mortgage Company, a Virginia corporation (“Intercoastal”), providing for the combination of the mortgage origination services businesses of PMG and Intercoastal. This transaction closed on July 1, 2020 and is anticipated to result in a gain upon the disposition of the assets. Management is in the process of finalizing the fair value accounting on this transaction, but the Company expects to recognize a gain in the range of approximately $1.0 million to $3.0 million. This estimated gain is not included in the Pro Forma Condensed Consolidated Financial Statements.

Pursuant to the terms of the Agreement, on the closing date, Intercoastal converted into a Virginia limited liability company and PMG contributed substantially all of its assets and liabilities associated with its mortgage operations to Intercoastal as a capital contribution, in exchange for common units of Intercoastal, representing 47% of the common interest of Intercoastal, as well as $7.5 million in preferred units (the “Transaction”). The Company will recognize its ownership as an equity method investment, initially recorded at fair value. The completion of the Transaction was subject to certain regulatory approvals, conditions precedent and normal customary closing conditions. In the Agreement, the Bank, PMG, and Intercoastal made customary representations, warranties, and covenants, including covenants to enter into ancillary agreements related to the Transaction and the operation of the business following the completion of the Transaction.

The unaudited pro forma condensed consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions and the 47% equity method investment of ICM occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2019.

Note 2 – Pro Forma Adjustments

The pro forma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:

(a)	Represents the portion of PMG's assets classified as disposed as they were contributed to ICM as a capital contribution
(b)	MVB will retain the loans held for sale ("LHFS") as of the closing date. Those loans will be sold by MVB over the course of the next 90 days. After the closing, LHFS will be originated and reported on ICM's balance sheet.
(c)	Represents the construction loans classified as held for investment to be contributed to ICM, and the related allowance for loan losses
(d)	Represents the portion of goodwill related to PMG that will be eliminated as a part of this transaction
(e)	Borrowings of PMG were intercompany fundings and therefore eliminated in consolidation; however, the intercompany borrowings were funded through bank borrowings and through brokered deposits. As it is probable that reliance on these funding sources to support liquidity and mortgage operations will be greatly reduced as a result of this transaction, an adjustment was made to reduce the borrowings and brokered deposits accordingly.
(f)	Borrowed funds were reduced by the amount outstanding related to PMG
(g)	Represents the portion of PMG's liabilities classified as disposed in order to be assumed by ICM
(h)	Represents the MVB's equity method investment, initially recorded at fair value, including MVB's share of the income generated by ICM
(i)	Represents the $30 million warehouse line of credit provided to ICM by MVB and related borrowings to fund the line of credit
(j)	Represents the tax benefit or (liability) related to MVB's share of the income generated by ICM
(k)	Represents PMG's income and expenses, including the adjustment of eliminations included in MVB's consolidated financial statements relating to PMG
(l)	Represents the interest income from the dividends of MVB's ownership of preferred stock of ICM in the amount of $7.5 million at a 5.5% interest rate
(m)	Represents MVB's share of the income generated by ICM
(n)	Tax calculated using PMG's effective tax rate